February 17, 2006

Dear Stockholders:

          You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Schick Technologies, Inc. (the “Company”), to be held on Tuesday, March 28, 2006, beginning at 1:00 p.m. at the Company’s offices, located at 30-00 47th Avenue, 5th floor, Long Island City, New York 11101.

          Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Meeting and Proxy Statement which follow. Also included is a proxy card and postage-paid return envelope. Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of the Company’s 2005 Annual Report is also enclosed for your review.

          I look forward to greeting you personally at the meeting.

          Please note that there will be a Special Meeting of Schick Stockholders to approve the previously announced Exchange Agreement, dated as of September 25, 2005, by and among the Company, Sirona Holdings Luxco S.C.A. and Sirona Holding. The time and location of the Special Meeting, as well as a proxy statement detailing the items to be voted on at that meeting, will be sent to you at a later date.

Sincerely,

Jeffrey T. Slovin
Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 28, 2006

TO THE STOCKHOLDERS OF SCHICK TECHNOLOGIES, INC.:

          Notice is hereby given that the Annual Meeting of Stockholders of Schick Technologies, Inc. (the “Company”) will be held on Tuesday, March 28, 2006, beginning at 1:00 p.m., at the Company’s offices located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, for the following purposes:

1.	To elect one (1) director to serve for a three-year term or until his successor is elected and qualified;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent certified public accountants for the fiscal year ending March 31, 2006; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

          Only holders of record of Common Stock as of the close of business on February 10, 2006 are entitled to notice of and to vote at the meeting and any adjournments thereof.

          In accordance with Delaware law, a list of the holders of Common Stock entitled to vote at the 2005 Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of the Company, located at 30-00 47th Avenue, Long Island City, New York.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

By Order of the Board of Directors,

Zvi N. Raskin
Secretary

Long Island City, New York
February 17, 2006

Schick Technologies, Inc. 30-00 47th Avenue Long Island City, New York 11101 (718) 937-5765

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To Be Held On March 28, 2006

          This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Schick Technologies, Inc. (the “Company”) for use at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on March 28, 2006, at 1:00 p.m., New York time, at the Company’s offices, located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company’s Annual Report to Stockholders commencing on or about February 23, 2006.

          Only stockholders of record of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on February 10, 2006 will be entitled to vote at the Annual Meeting. As of that date, a total of 16,382,696 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

          Shares of the Company’s Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominee for director named in this Proxy Statement, and FOR ratification of the selection of Grant Thornton LLP as the Company’s independent certified public accountants. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy’s authority, by submitting a duly elected proxy bearing a later date, by attending the Annual Meeting and voting in person or by delivering a written revocation at the Annual Meeting.

          If a stockholder returns a proxy withholding authority to vote the proxy with respect to the nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter. The nominee for director for a three-year term will be elected, provided that he receives the affirmative vote of a plurality of the shares present at the Annual Meeting, whether in person or by proxy. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to ratify the selection of the Company’s certified public accountants.

          As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

PROPOSAL 1 — ELECTION OF DIRECTOR

          Our Board has historically been comprised of up to eight members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Due to several resignations during the past year, we currently have four directors. Arthur D. Kowaloff is the director in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Mr. Kowaloff for re-election and he has indicated a willingness to serve.

          The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Arthur D. Kowaloff, unless otherwise directed. In the event that Mr. Kowaloff becomes unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

          Information concerning the nominee and incumbent directors whose terms will continue after the Annual Meeting is set forth below.

William K. Hood (Term expiring in 2007)

Age 82, has served as Chairman of the Board of Directors since June 2004, as a Director of the Company and as Chairman of the Audit Committee of the Board of Directors since February 2002, as a member of the Executive Compensation Committee of the Board of Directors since November 2002, and as a member of the Nominating Committee of the Board of Directors since September 2004. Mr. Hood’s current term on the Board expires at the Company’s Annual Meeting of Stockholders in 2007. From 1989 to 1996, Mr. Hood served as a consultant to Harlyn Products, Inc. and as a member of its Board of Directors. From 1983 to 1988, he was Senior Vice-President of American Bakeries Company. From 1981 to 1983, Mr. Hood served as Dean of the Chapman University School of Business and Management. From 1972 to1980, he was President and Chief Executive Officer of Hunt-Wesson Foods, Inc. Mr. Hood is currently a Trustee of Chapman University.

Arthur D. Kowaloff (Nominee with new term expiring in 2008)

Age 59, has served as a Director of the Company since October 2004, as a member of the Audit Committee of the Board of Directors and the Executive Compensation Committee of the Board of Directors since November 2004 and as a member of the Nominating Committee of the Board of Directors since September 2004. Mr. Kowaloff’s current term on the Board expires at the Company’s 2005 Annual Meeting of Stockholders. From 1998 to 2003, Mr. Kowaloff served as a Managing Director of BNY Capital Markets, Inc. From 1991 to 1998, he was Chief Operating Officer and Senior Managing Director of Patricof & Co. Prior to that, Mr. Kowaloff was an attorney at the New York City firm of Willkie Farr & Gallagher, where he served as Senior Partner and Executive Committee Member and specialized in corporate and securities law and mergers and acquisitions. Mr. Kowaloff is currently President and Director of the PBP Foundation of New York and a Director of the Orange County Capital Development Corporation. Mr. Kowaloff holds a Juris Doctor Degree from Yale Law School.

Curtis M. Rocca III (Term expiring in 2007)

Age 43, has served as a Director of the Company and as a member of the Audit Committee of the Board of Directors since May 2002. He also has served as a member of the Executive Compensation Committee since May 2002 and as Chairman of the Nominating Committee since August 2004. Since 2000, Mr. Rocca has been the Chief Executive Officer of Douglas, Curtis & Allyn, LLC.

From 1998 to 2000, he served as Chief Executive Officer of Dental Partners, Inc. From 1990 to 1998, Mr. Rocca was Chairman and Chief Executive Officer of Bio- Dental Technologies Corp.

Jeffrey T. Slovin (Term expiring in 2007)

Age 41, has served as the Company’s Chief Executive Officer since June 2004 and as its President since December 1999. Mr. Slovin has also served as a Director of the Company since December 1999. In addition, from November 2001 to June 2004, Mr. Slovin served as the Company’s Chief Operating Officer. Mr. Slovin’s current term on the Board expires at the Company’s Annual Meeting of Stockholders in 2007. From 1999 to November 2001, Mr. Slovin was a Managing Director of Greystone & Co., Inc. From 1996 to 1999, Mr. Slovin served in various executive capacities at Sommerset Investment Capital LLC, including Managing Director, and as President of Sommerset Realty Investment Corp. During 1995, Mr. Slovin was a Manager at Fidelity Investments Co. From 1991 to 1994, Mr. Slovin was Chief Financial Officer of Sports Lab USA Corp. and, from 1993 to 1994, was also President of Sports and Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., Inc., specializing in mergers and acquisitions and corporate finance. He is currently a member of the Young President’s Organization. Mr. Slovin holds an M.B.A degree from Harvard Business School.

          Euval Barrekette and Allen Schick were also Directors of the Company as of the end of fiscal 2005. Both Messrs. Barrekette and Schick resigned from our Board in October 2005.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEE.

Board Committees and Meetings

          During the fiscal year ended March 31, 2005, the Board held 12 meetings. All of the members of our Board attended the 2004 Annual Meeting of stockholders. The Board currently has an Audit Committee, an Executive Compensation Committee and a Nominating Committee. The Board has determined that Messrs. Hood, Kowaloff and Rocca are ““independent directors,” as such term is defined in Rule 4200(a) (15) of the NASDAQ Marketplace Rules. The following table provides membership information as of March 31, 2005 for each of our Board committees:

Name	Audit	Compensation	Nominating

Euval Barrekette*		X

William K. Hood	X**	X	X**

Arthur D. Kowaloff	X	X	X

Curtis M. Rocca III	X	X**	X

Allen Schick*		X

Jeffrey T. Slovin

*     Resigned from our Board in October 2005.

**    Committee Chairperson

          Below is a description of each committee of our Board and information regarding committee meetings held in fiscal 2005.

          Audit Committee. The Audit Committee currently consists of three independent directors. The Audit Committee Charter requires that all of its members be “independent directors,” as such term is defined in Rule 4200(a) (15) of the NASDAQ Marketplace Rules.

          The primary function of the Audit Committee is to serve as an independent and objective party to oversee our accounting and financial reporting processes and internal control system; to pre-approve all auditing and non-auditing services to be provided by our independent certified public accountants; to review and oversee the audit efforts of our independent certified public accountants; and to provide an open avenue of communication among the independent certified public accountants, financial and senior management and our Board. The Audit Committee has responsibility and authority, among other matters, to review with our management any financial information filed with the SEC or disseminated to the public; to establish and maintain procedures for receiving and treating complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential anonymous submission by employees of concerns regarding these matters; to appoint, determine funding for and oversee our independent certified public accountants; to review, in consultation with the independent certified public accountants and our accounting personnel, the integrity of our financial reporting processes; and to review in advance any proposed transaction between us and any related party. The Audit Committee Charter was adopted on June 30, 2002 and amended on April 9, 2003 and on June 2, 2004. A copy of our current Audit Committee Charter, as amended, can be found on our corporate website at www.schicktech.com. The Audit Committee met five times during the fiscal year ended March 31, 2005.

          Executive Compensation Committee. The Executive Compensation Committee has oversight responsibility relating to the compensation of our executive officers and the administration of, and recommendation of awards under our 1996 Stock Option Plan. The Executive Compensation Committee currently consists of three “independent directors” as such term is defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. The Compensation Committee met once during the fiscal year ended March 31, 2005. The Executive Compensation Committee does not have a charter.

          Nominating Committee. The Nominating Committee was established by resolution of our Board on August 3, 2004. The Nominating Committee currently consists of three “independent directors” as such term is defined in Rule 4200(a)(15) of the NASDAQ Marketplace Rules. The function of the Nominating Committee is to establish criteria for selecting candidates for nomination to our Board, actively seek candidates who meet those criteria, and to recommend nominees to our Board. The Nominating Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields and who possess the skills and expertise to make a significant contribution to our Board, us and our stockholders. Director nominees should have relevant business or other experience, knowledge about issues affecting us and the ability and willingness to apply sound and independent business judgment. The Nominating Committee will consider nominees for election or appointment to our Board that are recommended by stockholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompanies the recommendations. Such recommendations should be submitted in writing to the attention of the Nominating Committee, c/o Corporate Secretary, Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, NY 11101 and should not include self-nominations. The Nominating Committee did not meet during the fiscal year ended March 31, 2005. The Nominating Committee Charter was adopted on November 22, 2005.

          Attendance at Board and Committee Meetings. Each of our directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served during the year.

Code of Ethics

          On June 2, 2004, by resolution of our Board, we adopted a code of ethics governing the conduct of our personnel, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the current code of ethics is available on our website at http://www.schicktech.com. In addition, a free copy of the code may be obtained by stockholders upon request by contacting Michael Friedlander, Associate General Counsel of the Company, at 718–937–5765.

          In the event that any amendment is made to the code of ethics, and such amendment is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we shall disclose the nature of any such amendment on our website within four business days following the date of the amendment. In the event that we grant a waiver, including an implicit waiver, from a provision of the code of ethics, to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, we shall disclose the nature of any such waiver, including the name of the person to whom the waiver is granted and the date of such waiver, on our website within four business days following the date of the waiver. Our website address is http://www.schicktech.com.

Stockholder Communications with the Board of Directors

          Historically, we have not adopted a formal process for stockholder communications with our Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by our Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to our Board has been excellent, and to date, we have not considered it necessary to adopt a formal process. Nevertheless, during the upcoming year the Board will continue to monitor whether it would be appropriate to adopt a formal process for stockholder communications with the Board.

Report of the Audit Committee of the Board of Directors1

          Our Audit Committee is currently composed of three directors, Messrs. Hood (who serves as Chairman), Rocca and Kowaloff, all of whom are independent directors as such term is defined in Rule 4200(a)(15) of the NASDAQ listing standards. In addition, our Board has determined that each of Messrs. Hood and Rocca is an “audit committee financial expert,” as defined by the SEC. The Audit Committee operates under a written charter that was adopted by our Board on June 30, 2002 and amended on April 9, 2003 and on June 2, 2004. (A copy of the current Audit Committee Charter, as amended, is available on our website at www.schicktech.com.) The Audit Committee met five times during fiscal 2005.

          Pursuant to the Audit Committee charter, the primary functions of the Audit Committee include: to serve as an independent and objective party to oversee our accounting and financial reporting processes and internal control system; to pre-approve all auditing and non-auditing services to be provided by our independent certified public accountants; to review and oversee the audit efforts of our independent certified public accountants; and to provide an open avenue of communication among the independent certified public accountants, financial and senior management and our Board.

          The Audit Committee has responsibility and authority, among other matters, to review with our management any financial information filed with the SEC or disseminated to the public; to establish and maintain procedures for receiving and treating complaints regarding accounting, internal accounting controls and auditing matters, and for the confidential anonymous submission by employees of concerns regarding these matters; to appoint, determine funding for and oversee our independent certified public accountants; to review, in consultation with the independent certified public accountants and our accounting personnel, the integrity of our financial reporting processes; and to review in advance any proposed transaction between us and any related party.

          In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements with our management. The Audit Committee has also discussed with our independent certified public accountants the matters required to be discussed by SAS 61, as amended. In addition, the Audit Committee has received written disclosures and a letter from our independent certified public accountants delineating all relationships between them and us, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”), and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by Grant Thornton LLP were compatible with maintaining their independence in performing their audit services.

1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of ours under the Securities Act or the Exchange Act, each as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

          Based upon the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for 2005 for filing with the SEC. The Audit Committee and Board of Directors have also recommended the selection of Grant Thornton LLP as our independent accountants for the fiscal year ending March 31, 2006.

From the members of the Audit Committee of Schick Technologies, Inc.:

William K. Hood, Chairman
Arthur D. Kowaloff
Curtis M. Rocca III

          PROPOSAL 2 — RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

          The Audit Committee of our Board has selected Grant Thornton LLP as independent accountants for the fiscal year ending March 31, 2006 and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. A proposal to ratify the appointment of Grant Thornton LLP will be presented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions from stockholders.

          Neither our By-laws nor other governing documents or law require stockholder ratification of the selection of Grant Thornton LLP as our independent accountants. However, the Board is submitting the selection of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent accountants at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

          The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Grant Thornton LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

Auditors’ Fees

          Audit Fees. Total audit fees billed by Grant Thornton LLP, including fees for professional services and expenses relating to the audit of our consolidated financial statements for the fiscal years ended March 31, 2005 and 2004, as well as fees related to the review of our consolidated financial statements included in our Form 10-Qs for fiscal 2005, accounting consultations and review of documents filed with the SEC, totaled $419,474 and $249,258, respectively. The audit fees billed for the fiscal year ended March 31, 2005 included $150,000 for the attestation required by Section 404 of the Sarbanes-Oxley Act.

          Audit-Related Fees. Total audit-related fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2005 and 2004, primarily for assurance and related services, totaled $8,778 and $9,210, respectively.

          Tax Fees. Tax fees billed by Grant Thornton LLP for the years ended March 31, 2005 and 2004 totaled $3,732 and $29,380, respectively, for services related to tax compliance, tax advice and tax planning.

          All Other Fees. There were no fees billed by Grant Thornton LLP for the years ended March 31, 2005 and 2004 that qualified under “all other fees.”

          All fees described above were approved in advance by our Audit Committee.

          During the fiscal year ended March 31, 2005, none of the total hours expended on our financial audit by Grant Thornton LLP were provided by persons other than full-time permanent employees of Grant Thornton LLP.

Pre-Approval Policies and Procedures

          The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, Grant Thornton LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of our Audit Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

          The Audit Committee has determined that the rendering of the services, other than the audit services, by Grant Thornton LLP, is compatible with maintaining the principal accountant’s independence.

MANAGEMENT AND THE BOARD OF DIRECTORS
RECOMMEND A VOTE IN FAVOR OF PROPOSAL 2.

OTHER INFORMATION FOR THE ANNUAL MEETING OF
SCHICK’S STOCKHOLDERS

Executive Officers

Jeffrey T. Slovin	41	Chief Executive Officer, President and Director
Michael Stone	52	Executive Vice President
Stan Mandelkern	46	Vice President of Engineering
Ari Neugroschl	35	Vice President of Management Information Systems
Zvi N. Raskin	43	Secretary and General Counsel
Will Autz	51	Vice President of Manufacturing
Ronald Rosner	58	Director of Finance and Administration

          The business experience of each our executive officers who is not a nominee for director is set forth below.

          Michael Stone has served as our Executive Vice President since September 2000 and as our Vice President of Sales and Marketing from January 2000 to September 2000. From September 1993 to January 2000, Mr. Stone was General Manager of the Dental Division of Welch-Allyn Company, and from October 1989 to September 1993 was Director of Marketing for Welch-Allyn. Mr. Stone holds an M.B.A degree from the University of Rochester and is a member of the executive advisory committee for the William E. Simon Graduate School of Business Administration at the University of Rochester.

          Stan Mandelkern has served as our Vice President of Engineering since November 1999. From 1998 to 1999, Mr. Mandelkern was our Director of Electrical Engineering, and was a Senior Electrical Engineer from 1997 to 1998. From 1996 to 1997, Mr. Mandelkern was at Satellite Transmission Systems, where he served as Project Leader for the Digital Video Products Group. From 1989 to 1996, Mr. Mandelkern held various design and management positions at Loral Corp. Mr. Mandelkern holds an M.S. Degree in electrical engineering from Syracuse University.

          Ari Neugroschl has served as our Vice President of Management Information Systems since July 2000. From November 1997 to July 2000, Mr. Neugroschl was our Director of Management Information Systems, and from February 1996 to November 1997 he served as our Director of Customer Service and Support. Mr. Neugroschl holds a B.S. in Economics from Yeshiva University.

          Zvi Raskin has served as our Secretary since April 1992 and as our General Counsel since September 1995. From April 1992 to May 1996, Mr. Raskin was a Director of Schick. Mr. Raskin is admitted to practice law before the Bars of the State of New York, the United States District Courts for the Southern and Eastern Districts of New York and the United States Court of Appeals for the Second Circuit. From 1992 to 1995, Mr. Raskin was a

senior associate at the New York law firm of Townley & Updike. Mr. Raskin holds a J.D. degree from Yale Law School.

          Will Autz has served as our Vice President of Manufacturing since January 2003. From January 2000 to December 2002, Mr. Autz was our Director of Manufacturing. From 1996 to 1999, Mr. Autz was the Manager of Manufacturing Engineering at Trident International Inc., a division of Illinois Tool Works Inc. From 1991 to 1996, Mr. Autz was the Director of Manufacturing & Manufacturing Engineering at General Signal Networks, a division of General Signal Inc. Mr. Autz holds a B.S. in Electromechanical Technology from the New York Institute of Technology and is a member of the American Society of Manufacturing Engineers.

          Ronald Rosner has served as our Director of Finance and Administration since August 2000. From March 1999 to August 2000, Mr. Rosner served us in several senior accounting and finance capacities. From October 1998 to February 1999, Mr. Rosner was a consultant at Mercantile Ship Corporation, and from April 1997 to October 1998 was the Chief Financial Officer of Coast Manufacturing. Prior to 1997, Mr. Rosner held additional positions in the accounting field, including serving with the predecessor to Ernst & Young LLP for a period of approximately twelve years, four years of which as an audit manager. Mr. Rosner holds a B.S. degree in Accounting from Brooklyn College and has been a Certified Public Accountant in the State of New York since May 1972.

Security Ownership of Certain Beneficial Owners and Management

          The following table sets forth certain information regarding the ownership of our common stock as of January 15, 2006 by (i) each director and nominee; (ii) each of the named executive officers; (iii) all executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than five percent of our common stock:

	Number of Shares	Percentage of
Name	Beneficially Owned (1)	Outstanding Shares

Sirona Holdings Luxco S.C.A. and certain affiliates	6,842,382 (2)	42.2%
Greystone Funding Corp.	4,000,000 (3)	24.6%
William K. Hood	120,250 (4)	*
Arthur D. Kowaloff	30,000 (5)	*
Stan Mandelkern	94,222 (6)	*
Zvi N. Raskin	59,867 (7)	*
Curtis M. Rocca	55,000 (8)	*
Ronald Rosner	46,027 (9)	*
Jeffrey T. Slovin	1,169,097 (10)	7.0%
Michael Stone	305,387 (11)	1.9%
All current executive Officers and Directors as a
group (12)	2,578,074	10.9%

*	Less than 1%

(1)

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of January 15, 2006 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options or warrants but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2)

In connection with the Exchange Agreement (the “Exchange Agreement”), dated as of September 25, 2005, by and among the Company, Sirona Holdings Luxco S.C.A. (“Luxco”) and Sirona Holding GmbH (“Sirona”), Luxco entered into Voting Agreements and Irrevocable Proxies (each, a “Voting Agreement” and, collectively, the “Voting Agreements”) with each of William K. Hood, Curtis M. Rocca, Euval Barrekette, Dr. Allen Schick, Arthur D. Kowaloff, Michael Stone, Jeffery Slovin, Greystone Funding Corporation and Stan Mandelkern with respect to an aggregate of 6,842,382 shares and therefore may be deemed to have acquired beneficial ownership of these shares. Luxco, Sirona Holdings S.A., MDCP IV Global Investments LP,

MDCP IV Global GP, LP, MDCP Global Investors Limited, and Madison Dearborn Partners, LLC (each, a “Reporting Person”) jointly filed a Schedule 13D with the SEC on September 27, 2005 with respect to the shares covered by the Voting Agreements. The offices of Luxco are located at 8-10, rue Mathias Hardt, L-1717 Luxembourg. Sirona Holdings S.A. is the sole manager of Luxco and may therefore be deemed the beneficial owner of the shares, and its offices are located at 10, rue Henri M. Schnadt, L-2530 Luxembourg. MDCP IV Global Investments LP is the controlling shareholder of Sirona Holdings S.A. and may therefore be deemed the beneficial owner of the shares, and its offices are located at c/o Walkers SPV Limited, Walker House, P.O. Box 908GT, Mary Street, George Town, Grand Cayman, Cayman Islands. MDCP IV Global GP, LP is the sole general partner of MDCP IV Global Investments LP and may therefore be deemed the beneficial owner of the shares, and its offices are located at c/o Walkers SPV Limited, Walker House, P.O. Box 908GT, Mary Street, George Town, Grand Cayman, Cayman Islands. MDCP Global Investors Limited is the sole general partner of MDCP IV Global GP, LP and may therefore be deemed the beneficial owner of the shares, and its offices are located at c/o Walkers SPV Limited, Walker House, P.O. Box 908GT, Mary Street, George Town, Grand Cayman, Cayman Islands. Madison Dearborn Partners, LLC may be deemed the beneficial owner of the shares because of its role in directing the formation of each of the above-referenced Reporting Persons, and its offices are located at Three First National Plaza, Suite 3800, Chicago, Illinois 60602.

(3)

The offices of Greystone Funding Corporation are located at Carnegie Hall Tower, 152 West 57th Street, 60th Floor, New York, New York 10019. All such shares held by Greystone Funding Corporation are restricted shares issued upon the exercise of warrants in March 2004 and are subject to a registration rights agreement.

(4)

Consists of 30,250 shares held by Mr. Hood, 30,000 shares issuable upon the exercise of stock options granted to Mr. Hood in February 2002, pursuant to the 1997 Directors Stock Option Plan; 30,000 shares issuable upon the exercise of stock options granted to Mr. Hood in February 2004, pursuant to the 1997 Directors Stock Option Plan; and 30,000 shares issuable upon the exercise of stock options granted to Mr. Hood in June 2004, pursuant to the 1997 Directors Stock Option Plan.

(5)	Consists of 30,000 shares issuable upon the exercise of stock options granted to Mr. Kowaloff in November 2004, pursuant to the 1997 Directors Stock Option Plan.

(6)

Consists of 1,000 shares held by Mr. Mandelkern; 2,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 1998; 5,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in July 1998; 2,560 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in March 1999; 29,120 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2000; 20,880 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2001; 9,288 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in October 2001; 5,430 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in November 2002; 3,304 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in November 2003; 15,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in June 2004; 2,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in November 2004.

(7)

Consists of 22,000 shares issued by the Company to Mr. Raskin on February 6, 2000, which were subject to restrictions on their sale or transfer which have expired; 2,343 shares issuable upon the exercise of stock options granted to Mr. Raskin in July 1997; 2006 shares issuable upon the exercise of options granted to Mr. Raskin in April 1998; 5,000 shares issuable upon the exercise of options granted to Mr. Raskin in July 1998; 10,000 shares issuable upon the exercise of options granted to Mr. Raskin in October 1998, 3,306 shares issuable upon the exercise of options granted to Mr. Raskin in October 2001; 6,250 shares issuable upon the exercise of stock options granted to Mr. Raskin in December 2001; 5,845 shares issuable upon the exercise of options granted to Mr. Raskin in November 2002; 3,556 shares issuable upon the exercise of stock options granted to Mr. Raskin in November 2003; and 1,450 shares issuable upon the exercise of stock options granted to Mr. Raskin in November 2004.

(8)

Consists of 2,000 shares held by Mr. Rocca; 30,000 shares issuable upon the exercise of stock options granted to Mr. Rocca in July 2002, pursuant to the 1997 Directors Stock Option Plan; and 23,000 shares issuable upon the exercise of stock options granted to Mr. Rocca in February 2004, pursuant to the 1997 Directors Stock Option Plan.

(9)

Consists of 15,000 shares issuable upon the exercise of stock options granted to Mr. Rosner in March 2000; 15,000 shares issuable upon the exercise of stock options granted to Mr. Rosner in January 2001; 7,348 shares issuable upon the exercise of stock options granted to Mr. Rosner in October 2001; 4,815 shares issuable upon the exercise of stock options granted to Mr. Rosner in November 2002; 2,364 shares issuable upon the exercise of stock options granted to Mr. Rosner in November 2003; and 1,500 shares issuable upon the exercise of stock options granted to Mr. Rosner in November 2004.

(10)

Consists of 706,564 shares issued to Mr. Slovin upon his cashless exercise of 750,000 warrants in November, 2004; 97,500 shares issued upon the exercise of warrants in September 2005; 150,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2001; 6,376 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2002; 3,658 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2003; 174,999 shares issuable upon the exercise of stock options granted to Mr. Slovin in June 2004; and 30,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June 2000, pursuant to the 1997 Directors Stock Option Plan.

(11)

Consists of 70,550 shares held by Mr. Stone; 25,000 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2000; 25,000 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2001; 25,000 shares issuable upon the exercise of stock options granted to Mr. Stone in December 2001; 10,207 shares issuable upon the exercise of stock options granted to Mr. Stone in October 2001; 75,000 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2002; 5,579 shares issuable upon the exercise of stock options granted to Mr. Stone in November 2002; 3,426 shares issuable upon the exercise of stock options granted to Mr. Stone in November 2003; and 65,625 shares issuable upon the exercise of stock options granted to Mr. Stone in June 2004.

(12)	Includes shares subject to options held by current officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Exchange Act, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other of our equity securities. Specific due dates for these reports have been established, and we are required to disclose any failure to file by these dates during fiscal 2005. Our officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

          To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, during the fiscal year ended March 31, 2005, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Compensation of Directors

          Directors who are also our paid employees are not separately compensated for any services they provide as directors. In fiscal 2005, each of our directors who was not a paid employee received an annual retainer of $10,000 as well as $1,000 for each Board meeting attended in person and $1,000 for each Audit Committee meeting attended in person. In addition to the foregoing payments, each chairman of the Audit and Executive Compensation Committees received an annual retainer of $5,000, each member of the Audit Committee received an annual retainer of $5,000, and the Chairman of the Board of Directors received an annual retainer of $30,000. We were permitted to, but did not, pay such fees in common stock. Moreover, directors who are not our paid employees are eligible to receive annual grants of stock options under our 1997 Stock Option Plan for Non-Employee Directors.

Compensation of Executive Officers

          The following table shows for the fiscal years ended March 31, 2005, 2004 and 2003, compensation awarded or paid to, or earned by the named executive officers. During the last three fiscal years, none of the named executive officers received any restricted stock awards or long-term incentive payouts.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Other Annual Compensation (1)	Securities Underlying Options (2)	All Others Compensa- tion ($) (3)

Jeffrey T. Slovin Chief Executive Officer and President	2005 2004 2003	313,561 266,378 246,646		243,750 100,000 90,463	— — —	400,000 7,318 8,502	13,519 5,128 6,710

Michael Stone Executive Vice President	2005 2004 2003	243,578 224,700 212,487		187,500 68,552 45,232	— — —	150,000 6,851 7,439	5,146 5,023 5,894

Zvi N. Raskin General Counsel and Secretary	2005 2004 2003	195,152 235,532 222,690		17,198 13,530 28,025	— — —	5,800 7,111 7,793	4,605 5,068 5,078

Stan Mandelkern Vice President of Engineering	2005 2004 2003	189,166 172,895 163,241		98,448 35,031 5,952	— — —	38,000 6,606 7,240	5,162 5,057 4,081

Ronald Rosner Director of Finance and Administration	2005 2004 2003	164,884 160,538 143,846		14,558 8,968 5,287	— — —	6,000 4,726 6,420	4,346 4,146 3,596

David B. Schick Former Chief Executive Officer and Former Chairman of the Board	2005 2004 2003	72,739 266,185 246,540	(4)	— 100,000 90,463	— — —	— 7,379 8,572	270,986 5,121 6,708	(5)

(1) Does not include other compensation if the aggregate amount thereof does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for the named officer.

(2) Represents options to purchase shares of common stock granted during fiscal 2005, 2004 and 2003, pursuant to our 1996 Stock Option Plan.

(3) Reflects amounts contributed by the Company in the form of matching contributions to the Named Executive’s Savings Plan account during fiscal 2005, 2004 and 2003, as well as consulting fees paid by the Company, in the case of Mr. Schick. See Note 5, below.

(4) Salary in the amount of $72,739 was paid to Mr. Schick during the period of April 1, 2004 through June 15, 2004, when he was the Company’s CEO.

(5) This figure includes consulting fees in the amount of $269,167, which were paid to Mr. Schick during the period of June 16, 2004 through March 31, 2005, pursuant to a Consulting and Non-Competition Agreement with the Company, as described below. See “Employment, Change of Control and Severance Agreements.”

Stock Option Grants and Exercises

          We currently grant options to our executive officers under the 1996 Stock Option Plan. As of December 31, 2005, options to purchase a total of 3,745,538 shares were outstanding under the 1996 Stock Option Plan and options to purchase a total of 528,000 shares were outstanding under the 1997 Stock Option Plan for Non-Employee Directors.

          The following tables show for the fiscal year ended March 31, 2005, certain information regarding options granted to, exercised by, and held at year-end by the named executive officers:

Options Granted in Last Fiscal Year (1)

	Individual Grants

		% of Total
	Number of	Options
	Securities	Granted to
	Underlying	Employees	Exercise or
	Options	in Fiscal	Base Price	Expiration
Name	Granted	Year (2)	($/Sh)	Date	Grant Date	Value ($) (3)

Jeffrey T. Slovin	400,000	53.0	10.50	6/9/14		2,360,000

Michael Stone	150,000	19.9	10.50	6/9/14		888,000

Stan Mandelkern	38,000	5.0	(4)	(4)		224,960

Zvi N. Raskin	5,800	0.8	10.36	11/4/14		34,336

Ronald Rosner	6,000	0.8	10.36	11/4/14		35,520

(1)	One “Named Executive”, the Company’s Former CEO, David Schick, was not granted any options during fiscal 2005.

(2)	The Company granted employees options to purchase a total of 755,000 shares of Common Stock in fiscal 2005.

(3)	The Company uses the Black-Scholes valuation model to determine the grant date value. Assumptions used to calculate the grant date value include:

Volatility	70%
Risk-free interest rate	1.11%
Dividend yield	None
Time of exercise	4 years

(4)

8,000 of Mr. Mandelkern’s options listed in the above table have an exercise price of $10.36 per share, and an expiration date of November 4, 2014. The remaining 30,000 of his listed options have an exercise price of $10.50 per share, and an expiration date of June 9, 2014.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

          The following table sets forth summary information with respect to exercisable and unexercisable stock options held as of March 31, 2005 by each of the named executive officers. None of the named executive officers exercised options in the fiscal year ended March 31, 2005. The value of the stock options is calculated using the market value of our common stock on March 31, 2005 ($17.25 per share) minus the exercise price of the options.

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at	In-the-Money Options at
			March 31, 2005	March 31, 2005 ($)

	Shares Acquired	Value
Name	on Exercise	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable (1)

Jeffrey T. Slovin	—	—	261,080/334,740	$3,474,422/2,308,907 (2)

Michael Stone	—	—	193,762/130,735	2,861,839/926,708

Stan Mandelkern	—	—	74,059/46,575	1,073,995/358,421

Zvi N. Raskin	—	—	32,690/15,031	202,307/148,475

Ronald Rosner	—	—	42,809/11,685	666,965/106,934

David B. Schick	166,840	1,070,299	0/9,820	0/110,753

(1) Options are “in-the-money” if the fair market value of the underlying securities exceeds the exercise price of the options.

(2) This chart does not include warrants issued to Mr. Slovin as designee of Greystone.

Employment, Change of Control and Severance Agreements

          Current Agreements. In June 2004, we entered into a three-year employment agreement with Jeffrey T. Slovin. Pursuant to the agreement, Mr. Slovin is employed as our Chief Executive Officer and President. Mr. Slovin’s annual base salary is $325,000, $337,000 and $350,000, respectively, during each successive year of the initial three-year term of the agreement. In addition to base salary, Mr. Slovin is eligible to receive a yearly bonus payment based on our year-over-year earnings-per-share growth, as defined in the agreement. Pursuant to the agreement, Mr. Slovin was also awarded 400,000 employee stock options which vest in equal monthly increments over a period of 48 months. Additionally, under the agreement, all stock options held by Mr. Slovin will immediately vest in the event that we have a change in control or are acquired by another company or entity, or, under certain circumstances, if Mr. Slovin is terminated from employment without cause. In addition, if Mr. Slovin is terminated without cause, the agreement provides that he shall receive severance payments equal to 12 months’ salary and, if applicable, a pro-rated bonus.

          In addition, Mr. Slovin was provisionally granted 1,130,000 options on September 25, 2005; these options are subject to stockholder approval of an amendment to the 1996 Stock Option Plan, and the vesting of such options will not commence until the closing of the previously-disclosed transactions under the Exchange Agreement (the “Closing”). If the amendment to the 1996 Stock Option Plan is not approved by our stockholders, Mr. Slovin will be entitled to receive the economic equivalent of such options. Moreover, the vesting of all unvested options held by Mr. Slovin will accelerate and such options will be fully vested at the Closing according to their terms. Mr. Slovin may receive a one-time bonus of $1,014,463 that will be paid at or about the same time as the payment of the previously-disclosed $2.50 per share dividend to our stockholders (the “Dividend”).

          Mr. Slovin’s option agreement also requires that shares acquired upon the exercise of the 1,130,000 options provisionally granted on September 25, 2005 or upon the exercise of the 400,000 options granted under his current employment agreement may not be sold by Mr. Slovin unless the Board approves the sale (with such approval not to be unreasonably withheld). This restriction on Mr. Slovin’s ability to sell these shares shall remain in effect until the earlier of September 25, 2013 or the termination of his employment and directorship.

          Following the Closing, Mr. Slovin will enter into a new employment agreement, pursuant to which he will serve as Executive Vice President of the combined company and Chief Operating Officer of U.S. Operations. This employment agreement will become effective at the Closing and will supersede in their entirety at such time the existing employment agreement and other compensatory arrangements with Mr. Slovin. Pursuant to the new employment agreement, Mr. Slovin will receive no increase in salary, and his term of employment will not be extended beyond the term set forth in his existing employment agreement. He will be eligible for a bonus plan to be developed for all senior executives after the Closing.

          In June, 2004, we entered into a two-year employment agreement with Michael Stone. Pursuant to the agreement, Mr. Stone is employed as our Executive Vice President of Sales and Marketing. Mr. Stone’s annual base salary is $250,000 and $260,000, respectively, during each successive year of the two-year term of the agreement. In addition to base salary, Mr. Stone is eligible to receive a yearly bonus payment based on our year-over-year earnings-per-share growth, as defined in the agreement. Pursuant to the agreement, Mr. Stone was also awarded 150,000 employee stock options which vest in equal monthly increments over a period of 48 months. Additionally, under the agreement, all Company stock options held by Mr. Stone will immediately vest in the event that we have a change in control or are acquired by another company or entity, or, under certain circumstances, if Mr. Stone is terminated from employment without cause. In addition, if Mr. Stone is terminated without cause, the agreement provides that he shall receive severance payments equal to 12 months’ salary and, if applicable, a pro-rated bonus.

          In addition, Mr. Stone was provisionally granted 75,000 options on September 25, 2005; these options are subject to stockholder approval of an amendment to the 1996 Stock Option Plan, and the vesting of such options will not commence until the Closing. Moreover, the vesting of all unvested options held by Mr. Stone will accelerate and such options will be fully vested at the Closing according to their terms. He may receive a one-time bonus of $497,590 that will be paid at or about the same time as the Dividend. Following the Closing, it is anticipated that Mr. Stone will enter into a new employment agreement pursuant to which he would agree that 199,036 shares of Schick common stock that he may acquire upon the exercise of outstanding stock options, including the 75,000 options provisionally granted as described above, may not be sold by him unless our Board approves the sale (with such approval not to be unreasonably withheld). This restriction on his ability to sell those shares would remain in effect until the earlier of September 25, 2013 or the termination of his employment.

          In May 2004, we entered into a Consulting and Non-Competition Agreement with David Schick, effective upon Mr. Schick’s resignation in June 2004 as our Chief Executive Officer and Chairman of the Board. The agreement provided for the termination of Mr. Schick’s previous employment agreement with us, and for Mr. Schick to act as our consultant for a period of three years. On December 5, 2005, the Company made a lump sum payment to Mr. Schick, in the amount of $538,333. This one-time payment represented the balance of the fees that were payable to him pursuant to the agreement. Mr. Schick was concurrently notified that he was relieved of all further consulting obligations under the agreement, and that only the non-compete provision survives.

Report of the Executive Compensation Committee of the Board of Directors2

          Compensation Philosophy: We do business in a competitive and dynamic industry. Our continued success in such an environment depends, in part, on our ability to attract and retain talented senior executives. We must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Executive Compensation Committee’s compensation policies are designed to:

(i)	Provide a competitive level of compensation to attract and retain talented management;

(ii)	Reward senior executives for corporate performance;

(iii)	Align the interests of senior executives with our stockholders in order to maximize stockholder value;

(iv)	Motivate executive officers to achieve our business objectives; and

(v)	Reward individual performance.

2 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of ours under the Securities Act or the Exchange Act, each as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

          To achieve these compensation objectives, the Executive Compensation Committee has developed compensation packages for senior executive officers generally consisting of base salary, awards of stock options and, in certain cases, bonus arrangements.

          Base Salary. We seek to pay competitive salaries to executive officers commensurate with their qualifications, duties and responsibilities. In conducting salary reviews, the Executive Compensation Committee considers each individual executive officer’s achievements during the prior fiscal year in meeting our financial and business objectives, as well as the executive officer’s performance of individual responsibilities and our financial position and overall performance.

          Option Grants. The Executive Compensation Committee believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of our officers with its stockholders. The Executive Compensation Committee typically recommends or awards an option grant upon hiring executive officers or within one year of their date of hire, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Executive Compensation Committee periodically considers additional grants, under our 1996 Stock Option Plan. Options are granted at the then-current market price for our Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price during the period in which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, his or her level of cash compensation, the contribution the officer is expected to make to us and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Executive Compensation Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive’s performance during the year and his or her expected contributions in the succeeding year. The Executive Compensation Committee also believes that periodic option grants provide incentives for executive officers to remain with us.

          Bonuses. The Executive Compensation Committee believes that performance bonuses can serve an important function by adding a short-term performance-based incentive to an executive’s compensation package.

          Modification of Compensation Policies. The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to our executive officers. The Compensation Committee has analyzed the impact of this provision of the tax law on our compensation policies, has determined that historically the effect of this provision on the taxes paid by us has not and would not have been significant and has decided for the present not to modify our compensation policies based on such provision. In the event that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

From the members of the Executive Compensation Committee of Schick Technologies, Inc.:

Curtis M. Rocca III, Chairman,
William K. Hood
Arthur D. Kowaloff

Compensation Committee Interlocks and Insider Participation

          None of the members of the Executive Compensation Committee is an officer or employee, or former officer or employee, of our company or any of our subsidiaries. No interlocking relationship existed during the fiscal year ended March 31, 2005, between the members of our Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other company, nor had any such interlocking relationship existed in the past.

Performance Measurement Comparison

          The following graph compares the Company’s cumulative stockholder return on its Common Stock with the return on the Russell 2000 Index and the Dow Jones US Medical Equipment Index from March 31, 2000 through March 31, 2005, the end of the Company’s fiscal year. The graph assumes investments of $100 on March 31, 2000 in the Company’s Common Stock, the Russell 2000 Index and the US Medical Equipment Index and assumes the reinvestment of all dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG SCHICK TECHNOLOGIES, INC., THE RUSSELL 2000 INDEX
AND THE DOW JONES US MEDICAL EQUIPMENT INDEX

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* $100 invested on 3/31/00 in stock or index-

including reinvestment of dividends.

Fiscal year ending March 31.

	Cumulative Total Return
	3/00	3/01	3/02	3/03	3/04	3/05

SCHICK TECHNOLOGIES, INC.	100.00	38.85	98.26	195.61	459.32	788.39
RUSSELL 2000	100.00	84.67	96.51	70.49	115.48	121.73
DOW JONES US MEDICAL EQUIPMENT	100.00	96.42	101.84	104.99	136.37	143.38

CERTAIN TRANSACTIONS

          In June 2004, the Company entered into a three-year employment agreement with Jeffrey T. Slovin and a two-year employment agreement with Michael Stone. In May 2004, the Company entered into a Consulting and Non-Competition Agreement with David Schick, effective upon Mr. Schick’s resignation in June 2004 as the Company’s Chief Executive Officer and Chairman of the Board. On December 5, 2005, the Company made a lump sum payment to Mr. Schick, in the amount of $538,333, representing the balance of the fees that were payable to him pursuant to the agreement. The terms of Mr. Schick’s Consulting and Non-Competition Agreement and Mr. Slovin’s and Mr. Stone’s employment agreements are discussed above. See “Employment, Change of Control and Severance Agreements.”

HOUSEHOLDING OF PROXY MATERIALS

          The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

          This year, a number of brokers with account holders who are Schick’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Legal Department, Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York, New York 11101 or contact Michael Friedlander, Esq. at (718) 937-5765. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

SOLICITATION OF PROXIES

          The Company is paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company’s stockholders.

PROPOSALS FOR THE 2006 ANNUAL MEETING

          Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2006 Annual Meeting of Stockholders and to be included in the Company’s proxy statement must be received at the Company’s executive office at 30-00 47th Avenue, Long Island City, New York 11101, no later than the close of business on April 22, 2006. Proposals should be sent to the attention of the Secretary. Pursuant to the Company’s By-laws, in order for business to be properly brought before an annual meeting of stockholders by a Stockholder, the stockholder must give written notice of such stockholder’s intent to bring a matter before the annual meeting not less than ninety days prior to the date of such meeting; provided, however, that if less than ninety days’ notice or prior public disclosure of the date of such meeting is given to stockholders or made, the stockholder must give such written notice no later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given or made. Each such notice should be sent to the attention of the Company’s Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company’s By-laws.

GENERAL

          The Company’s Annual Report for the fiscal year ended March 31, 2005 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

          The information set forth in this Proxy Statement under the captions “Report of the Executive Compensation Committee”, “Report of the Audit Committee” and “Performance Measurement Comparison” shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly incorporates such information by reference, or (ii) “soliciting material” or to be “filed” with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

          The following documents, which have been filed with the SEC by us, are incorporated by reference in this proxy statement:

(1)	our Annual Report on Form 10-K for the year ended March 31, 2005;

(2)	our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005;

(3)	our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005;

(4)	our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005; and

          (5)     our Current Reports on Form 8-K filed on June 6, 2005, June 10, 2005, June 21, 2005, July 7, 2005, August 5, 2005, August 9, 2005, September 26, 2005, September 28, 2005, October 3, 2005, October 4, 2005, November 2, 2005, November 7, 2005, November 9, 2005, December 15, 2005, January 30, 2006, February 2, 2006 and February 10, 2006.

          Copies of our Annual Report to stockholders, which contains the text of our Annual Report on Form 10-K, are being delivered with this proxy statement to our stockholders.

          In addition, we file reports, proxy statements and other information with the SEC. Our stockholders may read and copy any reports, proxy statements or other information filed by Schick at the SEC’s Public Reference Room at 100 F Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330.

          Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.W., Washington, D.C. 20549 or by calling the SEC at (800) SEC-0330. The SEC maintains a website that contains reports, proxy statements and other information regarding Schick. The address of the SEC website is www.sec.gov.

          Schick has supplied all information contained or incorporated by reference in this proxy statement relating to Schick.

          If you are a Schick stockholder, you may have previously received some of the documents incorporated by reference in this proxy statement, but you can obtain any of them through Schick, the SEC or the SEC’s Internet website as described above. Documents incorporated by reference are available from Schick without charge, excluding all exhibits, unless Schick has specifically incorporated by reference an exhibit in this proxy statement. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from Schick at the following address:

Schick Technologies, Inc.
30-00 47th Avenue
Long Island City
New York, New York 11101
Attn: Corporate Secretary
Telephone: (718) 937-5765

           Any statement contained herein or in a document incorporated or deemed to be incorporated by reference into this document will be deemed to be modified or superseded for purposes of the document to the extent that a statement contained in this document modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this document.

          If you are Schick stockholder, you should rely only on the information contained or incorporated by reference in this proxy statement to vote on the proposals described in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated February 17, 2006. You should not assume that the information contained in this proxy statement is accurate as of any date other than February 17, 2006.

Information on Schick’s Website

          Information on Schick’s website is not part of this document and you should not rely on that information in deciding whether to approve the proposals described in the proxy statement, unless that information is also in this document or in a document that is incorporated by reference in this proxy statement.

OTHER MATTERS

          The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Zvi N. Raskin
Secretary

February 17, 2006

          A copy of Schick’s Annual Report on Form 10-K for the fiscal year ended March 31, 2005 and its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005, September 30, 2005 and December 31, 2005, respectively, are available without charge upon written request to: Corporate Secretary, Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York, 11101.

SCHICK TECHNOLOGIES, INC.

PROXY

Annual Meeting of Stockholders
March 28, 2006

(Solicited On Behalf Of the Board of Directors)

          The undersigned stockholder of Schick Technologies, Inc. hereby constitutes and appoints each of Jeffrey T. Slovin, Michael Stone and Zvi N. Raskin as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Schick Technologies, Inc. (the “Company”) to be held at the Company’s offices at 30-00 47th Avenue, fifth floor, Long Island City, New York, on Tuesday, March 28, 2006 at 1:00 p.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF A DIRECTOR AND FOR EACH OF THE FOLLOWING PROPOSALS.

1.	Election of one director nominated by the Board of Directors.

☐	FOR the nominee listed below	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Arthur D. Kowaloff

2.	Proposal to ratify the selection of Grant Thornton LLP as the Company’s independent accountants for the fiscal year ending March 31, 2006.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In his discretion, upon such other matters as may properly come before the meeting.

          Said attorneys and proxies, or their substitutes (or if only one, that one), at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

          Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended March 31, 2005.

__________________________, 2006	_______________________________
Date	Stockholder(s) signature(s)

__________________________, 2006	_______________________________
Date	Stockholder(s) signature(s)

Note: If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.